                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Jerry D. Campbell
                                                 ------------------------------
                                                     Jerry D. Campbell

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Joseph C. Bromley
                                                 ----------------------------
                                                     Joseph C. Bromley

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ George J. Butvilas
                                                 ------------------------------
                                                     George J. Butvilas

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Mary P. Cauley
                                                 ------------------------------
                                                     Mary P. Cauley

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Dana M. Cluckey
                                                 ------------------------------
                                                     Dana M. Cluckey

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Steven Coleman
                                                 ------------------------------
                                                     Steven Coleman

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Bruce L. Cook
                                                 ------------------------------
                                                     Bruce L. Cook

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.


                                                 /s/ Richard J. Cramer Sr.
                                                 ------------------------------
                                                     Richard J. Cramer Sr.

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ George A. Eastman
                                                 ------------------------------
                                                     George A. Eastman

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.


                                                 /s/ Howard J. Hulsman
                                                 ------------------------------
                                                     Howard J. Hulsman

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Gary Hurand
                                                 ------------------------------
                                                     Gary Hurand

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Dennis J. Ibold
                                                 ------------------------------
                                                     Dennis J. Ibold

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Stanley A. Jacobson
                                                 ------------------------------
                                                     Stanley A. Jacobson

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ John J. Lennon
                                                 ------------------------------
                                                     John J. Lennon

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Sam H. McGoun
                                                 ------------------------------
                                                     Sam H. McGoun

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Kelly E. Miller
                                                 ------------------------------
                                                     Kelly E. Miller

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Joe D. Pentecost
                                                 ------------------------------
                                                     Joe D. Pentecost

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Randolph P. Piper
                                                 ------------------------------
                                                     Randolph P. Piper

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Isaac J. Powell
                                                 ------------------------------
                                                     Isaac J. Powell

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Kenneth D. Seaton
                                                 ------------------------------
                                                     Kenneth D. Seaton

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ B. Thomas M. Smith Jr.
                                                 ------------------------------
                                                     B. Thomas M. Smith Jr.

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ George B. Smith
                                                 ------------------------------
                                                     George B. Smith

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Jeoffrey K. Stross
                                                 ------------------------------
                                                     Jeoffrey K. Stross

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Peter Van Pelt
                                                 ------------------------------
                                                     Peter Van Pelt

                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1999
                            FOR REPUBLIC BANCORP INC.



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1999 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1999 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 17th day of February, 2000.



                                                 /s/ Steven E. Zack
                                                 ------------------------------
                                                     Steven E. Zack